UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2546

Fidelity Commonwealth Trust
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2006

Item 1. Reports to Stockholders

Fidelity®

Intermediate Bond

Fund

Annual Report

August 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past four months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED·MAY LOSE VALUE·NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Note to Shareholders: The Board of Trustees approved a change in the fiscal year end of the fund from April 30th to August 31st, effective August 31, 2006. Performance data reflects returns for periods ended August 31, 2006.

Average Annual Total Returns

Periods ended August 31, 2006	Past 1 year	Past 5 years	Past 10 years
Fidelity® Intermediate Bond Fund	2.27%	4.55%	5.94%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Intermediate Bond Fund on August 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® Intermediate Government/Credit Bond Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Ford O'Neil, Portfolio Manager of Fidelity® Intermediate Bond Fund

Bonds sank in the first two months of the year ending August 31, 2006, after Gulf Coast hurricanes sent energy prices soaring, prompting fears of a corresponding leap in inflation. However, core inflation readings remained relatively benign. That, combined with an easing of oil prices, helped bonds rally between November and February. But the asset class fell again from March through May, partly as a result of continued interest rate hikes by the Federal Reserve Board. Bonds rose again in July and August, though, after Fed Chairman Ben Bernanke hinted at a pause in its rate hike campaign, which was soon realized when the central bank left rates unchanged at its August meeting. The late rally helped the debt market gain 1.71% for the 12-month period as a whole according the Lehman Brothers® Aggregate Bond Index.

The fund gained 2.27% for the 12 months ending August 31, 2006 - the fund's new fiscal year end - while the Lehman Brothers Intermediate Government/Credit Bond Index returned 1.87%. For the four months ending August 31, 2006 - the period since I last reported to you - the fund gained 2.48% and the Lehman Brothers index rose 2.55%. During the past year, sector selection provided the biggest boost to the portfolio's performance relative to the index. Despite being underexposed to agency securities - one of the better-performing segments of the bond market - the fund benefited from out-of-benchmark stakes in high-quality, higher-yielding securitized products such as mortgage-backed and asset-backed securities. Out-of-index holdings in collateralized mortgage obligations and commercial mortgage-backed securities also worked in the fund's favor, as they were bolstered in large part by strong investor demand. Some of the fund's exposure to these securitized sectors resulted from our holdings in Fidelity Ultra-Short Central Fund, a diversified internal pool of short-term assets designed to outpace cash-like instruments with similar risk characteristics. The fund's investments in this pool and a small out-of-index position in Treasury Inflation-Protected Securities also contributed. My yield-curve positioning proved beneficial as well. Strong showings from holdings in the industrial and financial corporate sectors helped the fund relative to the index, although a small exposure to corporates that came under pressure due to worries over leveraged buyouts hurt performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

The Board of Trustees approved a change in the fiscal year end of the fund from April 30th to August 31st, effective August 31, 2006. Expenses are based on the past six months of activity for the period ended August 31, 2006.

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2006 to August 31, 2006).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the fund, as a shareholder in the underlying affiliated central funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central funds. These fees and expenses are not included in the fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the fund, as a shareholder in the underlying affiliated central funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central funds. These fees and expenses are not included in the fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Beginning Account Value March 1, 2006	Ending Account Value August 31, 2006	Expenses Paid During Period* March 1, 2006 to August 31, 2006
Actual	$ 1,000.00	$ 1,022.10	$ 2.29
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,022.94	$ 2.29

* Expenses are equal to the Fund's annualized expense ratio of .45%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying affiliated central funds in which the fund invests are not included in the fund's annualized expense ratio.

Annual Report

Investment Changes

The current period information is as of the Fund's new fiscal year end. The comparative information is as of the Fund's most recently published annual report.

Quality Diversification (% of fund's net assets)
As of August 31, 2006	As of April 30, 2006
U.S. Government and U.S. Government Agency Obligations 44.2%	U.S. Government and U.S. Government Agency Obligations 48.1%
AAA 11.4%	AAA 12.0%
AA 5.5%	AA 5.6%
A 9.5%	A 9.2%
BBB 20.3%	BBB 16.9%
BB and Below 3.6%	BB and Below 2.9%
Not Rated 0.9%	Not Rated 1.0%
Short-Term Investments and Net Other Assets 4.6%	Short-Term Investments and Net Other Assets 4.3%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.
Average Years to Maturity as of August 31, 2006
4 months ago
Years	4.2	4.5
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of August 31, 2006
4 months ago
Years	3.4	3.6

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of August 31, 2006 *	As of April 30, 2006**
Corporate Bonds 30.2%	Corporate Bonds 26.3%
U.S. Government and U.S. Government Agency Obligations 44.2%	U.S. Government and U.S. Government Agency Obligations 48.1%
Asset-Backed Securities 10.4%	Asset-Backed Securities 9.9%
CMOs and Other Mortgage Related Securities 10.0%	CMOs and Other Mortgage Related Securities 10.3%
Other Investments 0.6%	Other Investments 1.1%
Short-Term Investments and Net Other Assets 4.6%	Short-Term Investments and Net Other Assets 4.3%

* Foreign investments	8.2%	** Foreign investments	7.3%
* Futures and Swaps	19.4%	** Futures and Swaps	19.4%
The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central funds.
For an unaudited list of holdings for each fixed-income central fund, visit fidelity.com.

Annual Report

Investments August 31, 2006

Showing Percentage of Net Assets

Nonconvertible Bonds - 28.4%
	Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 2.6%
Automobiles - 0.1%
Ford Motor Co. 6.625% 10/1/28	$ 13,490	$ 10,118
Household Durables - 0.4%
Fortune Brands, Inc. 5.125% 1/15/11	12,115	11,876
Whirlpool Corp. 6.125% 6/15/11	16,250	16,479
		28,355
Media - 1.9%
AOL Time Warner, Inc.:
6.75% 4/15/11	6,400	6,631
6.875% 5/1/12	10,855	11,365
BSkyB Finance UK PLC 5.625% 10/15/15 (d)	15,290	14,859
Comcast Corp.:
4.95% 6/15/16	9,000	8,301
5.9% 3/15/16	16,000	15,861
Cox Communications, Inc.:
4.625% 1/15/10	5,000	4,844
4.625% 6/1/13	17,415	16,071
7.125% 10/1/12	585	619
Hearst-Argyle Television, Inc. 7% 11/15/07	6,500	6,562
Liberty Media Corp.:
5.7% 5/15/13	11,435	10,663
8.25% 2/1/30	5,300	5,273
Time Warner, Inc. 9.125% 1/15/13	14,044	16,149
Univision Communications, Inc. 3.875% 10/15/08	8,635	8,238
Viacom, Inc. 5.75% 4/30/11 (d)	16,800	16,662
		142,098
Multiline Retail - 0.2%
The May Department Stores Co. 4.8% 7/15/09	15,945	15,673
TOTAL CONSUMER DISCRETIONARY		196,244
CONSUMER STAPLES - 0.4%
Beverages - 0.1%
FBG Finance Ltd. 5.125% 6/15/15 (d)	8,370	7,918
Food Products - 0.1%
H.J. Heinz Co. 6.428% 12/1/08 (d)(i)	8,405	8,564
Personal Products - 0.1%
Avon Products, Inc. 5.125% 1/15/11	2,230	2,203
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Tobacco - 0.1%
Altria Group, Inc. 7% 11/4/13	$ 5,880	$ 6,397
Philip Morris Companies, Inc. 7.65% 7/1/08	2,500	2,595
		8,992
TOTAL CONSUMER STAPLES		27,677
ENERGY - 3.2%
Energy Equipment & Services - 0.6%
Petronas Capital Ltd. 7% 5/22/12 (d)	29,400	31,514
Weatherford International Ltd. 4.95% 10/15/13	11,940	11,414
		42,928
Oil, Gas & Consumable Fuels - 2.6%
Amerada Hess Corp. 6.65% 8/15/11	14,136	14,793
Canadian Oil Sands Ltd. 4.8% 8/10/09 (d)	10,265	10,043
Duke Capital LLC:
4.37% 3/1/09	8,965	8,743
6.25% 2/15/13	20,545	20,825
Empresa Nacional de Petroleo 6.75% 11/15/12 (d)	7,914	8,332
EnCana Holdings Finance Corp. 5.8% 5/1/14	9,605	9,674
Enterprise Products Operating LP:
4.625% 10/15/09	6,540	6,361
4.95% 6/1/10	14,545	14,203
Kerr-McGee Corp. 6.875% 9/15/11	8,405	8,871
Kinder Morgan Energy Partners LP:
5.125% 11/15/14	8,675	8,194
5.35% 8/15/07	7,500	7,431
Kinder Morgan Finance Co. ULC 5.35% 1/5/11	21,860	20,952
Nexen, Inc.:
5.05% 11/20/13	7,830	7,525
5.2% 3/10/15	6,250	5,988
Pemex Project Funding Master Trust:
5.75% 12/15/15 (d)	4,230	4,116
5.75% 12/15/15	4,370	4,252
6.125% 8/15/08	17,000	17,068
7.375% 12/15/14	8,770	9,502
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Pemex Project Funding Master Trust: - continued
7.875% 2/1/09 (i)	$ 7,850	$ 8,203
Transcontinental Gas Pipe Line Corp. 6.4% 4/15/16 (d)	6,130	5,946
		201,022
TOTAL ENERGY		243,950
FINANCIALS - 12.5%
Capital Markets - 1.8%
Ameriprise Financial, Inc. 7.518% 6/1/66 (b)	5,605	5,911
Bank of New York Co., Inc. 3.4% 3/15/13 (i)	9,150	8,892
Goldman Sachs Group, Inc.:
4.5% 6/15/10	7,300	7,094
5.25% 10/15/13	10,750	10,536
5.7% 9/1/12	18,260	18,453
6.6% 1/15/12	9,455	9,917
Legg Mason, Inc. 6.75% 7/2/08	17,000	17,414
Lehman Brothers Holdings E-Capital Trust I 6.1725% 8/19/65 (i)	4,800	4,819
Merrill Lynch & Co., Inc. 4.25% 2/8/10	13,855	13,409
Morgan Stanley 5.05% 1/21/11	20,815	20,534
NationsBank Corp. 6.375% 2/15/08	5,000	5,072
Nuveen Investments, Inc. 5% 9/15/10	2,690	2,629
Scotland International Finance No. 2 BV yankee 7.7% 8/15/10 (d)	8,000	8,685
		133,365
Commercial Banks - 1.2%
Corporacion Andina de Fomento 5.2% 5/21/13	5,145	5,011
Export-Import Bank of Korea 5.125% 2/14/11	15,230	15,011
First Union Corp. 6.4% 4/1/08	5,000	5,092
Key Bank NA 7% 2/1/11	11,045	11,751
Korea Development Bank 3.875% 3/2/09	15,040	14,543
PNC Funding Corp. 7.5% 11/1/09	9,580	10,173
Santander Issuances SA Unipersonal 5.805% 6/20/16 (d)(i)	8,915	9,004
Wachovia Bank NA 4.875% 2/1/15	6,065	5,789
Wachovia Corp. 4.875% 2/15/14	4,951	4,745
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Commercial Banks - continued
Wells Fargo & Co. 4% 9/10/12 (i)	$ 5,735	$ 5,638
Woori Bank 6.125% 5/3/16 (d)(i)	6,820	6,895
		93,652
Consumer Finance - 1.6%
American Express Co. 6.8% 9/1/66 (i)	4,520	4,695
Capital One Bank 6.5% 6/13/13	8,375	8,705
Ford Motor Credit Co. 7% 10/1/13	13,845	12,876
General Electric Capital Corp. 6% 6/15/12	44,700	46,196
Household Finance Corp. 4.125% 11/16/09	32,165	31,039
Household International, Inc. 5.836% 2/15/08	12,875	12,962
HSBC Finance Corp. 5% 6/30/15	6,125	5,880
		122,353
Diversified Financial Services - 1.7%
Allstate Life Global Funding II 4.25% 9/10/08 (d)	6,525	6,398
Bank of America Corp.:
4.5% 8/1/10	15,556	15,160
7.4% 1/15/11	38,290	41,321
Citigroup, Inc. 5.125% 2/14/11	11,329	11,278
International Lease Finance Corp. 4.375% 11/1/09	11,915	11,543
JPMorgan Chase & Co.:
4.891% 9/1/15 (i)	3,265	3,194
5.6% 6/1/11	12,750	12,887
5.75% 1/2/13	12,250	12,387
Prime Property Funding II 6.25% 5/15/07 (d)	12,100	12,115
		126,283
Insurance - 1.6%
Aegon NV 4.75% 6/1/13	13,180	12,584
AmerUs Group Co. 6.583% 5/16/11	5,515	5,610
Axis Capital Holdings Ltd. 5.75% 12/1/14	9,680	9,395
Liberty Mutual Group, Inc. 6.7% 8/15/16 (d)	5,430	5,430
Lincoln National Corp. 7% 5/17/66 (i)	15,925	16,500
Marsh & McLennan Companies, Inc.:
5.15% 9/15/10	8,000	7,852
7.125% 6/15/09	11,160	11,578
Pennsylvania Mutual Life Insurance Co. 6.65% 6/15/34 (d)	11,200	11,756
Principal Life Global Funding I 6.25% 2/15/12 (d)	10,600	11,037
Prudential Financial, Inc. 4.104% 11/15/06	7,405	7,388
Symetra Financial Corp. 6.125% 4/1/16 (d)	6,910	6,907
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
The St. Paul Travelers Companies, Inc. 8.125% 4/15/10	$ 8,475	$ 9,210
Travelers Property Casualty Corp. 5% 3/15/13	4,000	3,832
		119,079
Real Estate Investment Trusts - 3.4%
AMB Property LP 5.9% 8/15/13	7,160	7,226
Archstone-Smith Operating Trust:
5.25% 12/1/10	3,490	3,460
5.25% 5/1/15	6,450	6,255
Arden Realty LP 5.2% 9/1/11	5,680	5,655
Boston Properties, Inc. 6.25% 1/15/13	6,035	6,224
Brandywine Operating Partnership LP:
4.5% 11/1/09	17,825	17,272
5.625% 12/15/10	10,695	10,695
5.75% 4/1/12	6,550	6,556
BRE Properties, Inc.:
4.875% 5/15/10	9,285	9,102
5.75% 9/1/09	5,000	5,039
Camden Property Trust:
4.375% 1/15/10	7,700	7,468
5.875% 11/30/12	8,440	8,514
Colonial Properties Trust 4.75% 2/1/10	12,240	11,883
Developers Diversified Realty Corp.:
4.625% 8/1/10	12,285	11,864
5% 5/3/10	7,285	7,167
Duke Realty LP:
5.625% 8/15/11	2,245	2,248
5.95% 2/15/17	3,030	3,050
Equity One, Inc. 6.25% 1/15/17	3,370	3,427
Equity Residential 5.125% 3/15/16	7,895	7,550
Federal Realty Investment Trust:
6% 7/15/12	2,525	2,574
6.2% 1/15/17	1,665	1,712
Heritage Property Investment Trust, Inc.:
4.5% 10/15/09	7,380	7,180
5.125% 4/15/14	12,250	11,850
HRPT Properties Trust 5.75% 11/1/15	1,940	1,909
iStar Financial, Inc.:
5.375% 4/15/10	3,545	3,516
5.65% 9/15/11	5,820	5,800
5.8% 3/15/11	14,140	14,175
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Real Estate Investment Trusts - continued
Liberty Property LP 5.125% 3/2/15	$ 3,885	$ 3,700
Mack-Cali Realty LP:
5.05% 4/15/10	960	941
7.25% 3/15/09	4,125	4,278
Simon Property Group LP:
4.875% 8/15/10	4,605	4,511
5.1% 6/15/15	9,490	9,072
5.6% 9/1/11	10,265	10,291
Spieker Properties LP 7.25% 5/1/09	11,700	12,279
Tanger Properties LP:
6.15% 11/15/15	13,700	13,813
9.125% 2/15/08	945	988
United Dominion Realty Trust 5.25% 1/15/15	1,295	1,241
Washington (REIT) 5.95% 6/15/11	5,380	5,458
		255,943
Real Estate Management & Development - 0.7%
Colonial Realty LP 6.05% 9/1/16	8,135	8,144
EOP Operating LP:
4.65% 10/1/10	17,019	16,447
4.75% 3/15/14	3,380	3,161
6.75% 2/15/12	1,505	1,581
6.8% 1/15/09	6,985	7,189
7% 7/15/11	6,964	7,346
Post Apartment Homes LP 5.45% 6/1/12	9,290	9,036
		52,904
Thrifts & Mortgage Finance - 0.5%
Independence Community Bank Corp.:
3.5% 6/20/13 (i)	2,530	2,446
3.75% 4/1/14 (i)	13,820	13,240
Residential Capital Corp. 6.875% 6/30/15	8,380	8,678
Washington Mutual, Inc. 4.625% 4/1/14	17,534	16,249
		40,613
TOTAL FINANCIALS		944,192
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Boston Scientific Corp. 6% 6/15/11	8,490	8,566
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
INDUSTRIALS - 2.0%
Aerospace & Defense - 0.3%
BAE Systems Holdings, Inc. 4.75% 8/15/10 (d)	$ 10,360	$ 10,052
Bombardier, Inc. 6.3% 5/1/14 (d)	12,815	11,405
		21,457
Airlines - 1.4%
American Airlines, Inc. pass thru trust certificates:
6.855% 10/15/10	943	955
6.978% 10/1/12	2,500	2,565
7.024% 4/15/11	7,000	7,184
7.324% 4/15/11	2,000	1,960
7.858% 4/1/13	10,380	11,087
Continental Airlines, Inc. pass thru trust certificates:
6.648% 3/15/19	11,821	11,768
6.82% 5/1/18	1,992	2,028
7.056% 3/15/11	3,130	3,227
Delta Air Lines, Inc. pass thru trust certificates:
7.111% 3/18/13	5,770	5,770
7.57% 11/18/10	14,855	14,911
U.S. Airways pass thru trust certificates 6.85% 7/30/19	5,097	5,135
United Airlines pass thru certificates:
6.071% 9/1/14	5,492	5,492
6.201% 3/1/10	4,550	4,555
6.602% 9/1/13	6,892	6,891
7.032% 4/1/12	6,310	6,503
7.186% 10/1/12	15,612	15,924
		105,955
Industrial Conglomerates - 0.2%
Hutchison Whampoa International 03/13 Ltd. 6.5% 2/13/13 (d)	10,960	11,396
Road & Rail - 0.1%
Norfolk Southern Corp. 6% 4/30/08	9,250	9,336
TOTAL INDUSTRIALS		148,144
MATERIALS - 0.2%
Containers & Packaging - 0.0%
Sealed Air Corp. 6.95% 5/15/09 (d)	5,315	5,499
Metals & Mining - 0.1%
Corporacion Nacional del Cobre (Codelco) 6.375% 11/30/12 (d)	7,265	7,540
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
MATERIALS - continued
Paper & Forest Products - 0.1%
International Paper Co. 4.25% 1/15/09	$ 5,950	$ 5,806
TOTAL MATERIALS		18,845
TELECOMMUNICATION SERVICES - 3.1%
Diversified Telecommunication Services - 2.5%
Ameritech Capital Funding Corp. 6.25% 5/18/09	5,520	5,597
AT&T Broadband Corp. 8.375% 3/15/13	13,123	14,875
BellSouth Corp. 4.2% 9/15/09	9,835	9,507
British Telecommunications PLC 8.375% 12/15/10	1,200	1,330
Deutsche Telekom International Finance BV 5.25% 7/22/13	7,505	7,227
Embarq Corp.:
6.738% 6/1/13	11,390	11,621
7.082% 6/1/16	7,590	7,744
SBC Communications, Inc. 5.875% 2/1/12	22,365	22,623
Sprint Capital Corp. 8.375% 3/15/12	12,500	13,970
Telecom Italia Capital SA:
4% 1/15/10	7,550	7,174
4.95% 9/30/14	10,080	9,293
Telefonica Emisiones SAU 6.421% 6/20/16	31,585	32,220
Telefonos de Mexico SA de CV 4.75% 1/27/10	19,750	19,167
Verizon Global Funding Corp. 7.25% 12/1/10	8,218	8,769
Verizon New York, Inc. 6.875% 4/1/12	14,865	15,435
		186,552
Wireless Telecommunication Services - 0.6%
America Movil SA de CV 4.125% 3/1/09	4,895	4,724
AT&T Wireless Services, Inc.:
7.875% 3/1/11	9,475	10,338
8.125% 5/1/12	9,465	10,582
Nextel Communications, Inc. 5.95% 3/15/14	7,160	6,999
Vodafone Group PLC:
5% 12/16/13	6,850	6,523
5.5% 6/15/11	10,380	10,321
		49,487
TOTAL TELECOMMUNICATION SERVICES		236,039
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
UTILITIES - 4.3%
Electric Utilities - 2.0%
Cleveland Electric Illuminating Co. 5.65% 12/15/13	$ 8,645	$ 8,593
Exelon Corp.:
4.9% 6/15/15	15,095	14,129
6.75% 5/1/11	5,060	5,288
FirstEnergy Corp. 6.45% 11/15/11	22,958	23,811
FPL Group Capital, Inc. 7.625% 9/15/06	2,695	2,696
Monongahela Power Co. 5% 10/1/06	6,860	6,856
Nevada Power Co. 6.5% 5/15/18 (d)	20,260	20,682
Niagara Mohawk Power Corp. 8.875% 5/15/07	2,485	2,540
Pepco Holdings, Inc.:
4% 5/15/10	6,500	6,156
6.45% 8/15/12	4,850	4,996
Progress Energy, Inc. 7.1% 3/1/11	24,500	26,137
Public Service Co. of Colorado 5.5% 4/1/14	13,045	13,060
Southwestern Public Service Co. 5.125% 11/1/06	3,000	2,998
TXU Energy Co. LLC 7% 3/15/13	13,930	14,535
		152,477
Gas Utilities - 0.1%
Texas Eastern Transmission Corp. 7.3% 12/1/10	6,295	6,705
Independent Power Producers & Energy Traders - 0.8%
Constellation Energy Group, Inc. 7% 4/1/12	25,865	27,420
Exelon Generation Co. LLC 5.35% 1/15/14	9,500	9,273
PPL Energy Supply LLC 5.7% 10/15/35	19,840	19,383
TXU Corp. 5.55% 11/15/14	8,680	8,042
		64,118
Multi-Utilities - 1.4%
Dominion Resources, Inc.:
4.75% 12/15/10	10,560	10,240
6.25% 6/30/12	25,491	26,196
7.5% 6/30/66 (i)	11,225	11,592
MidAmerican Energy Holdings, Inc. 5.875% 10/1/12	6,305	6,393
National Grid PLC 6.3% 8/1/16	19,905	20,355
PSEG Funding Trust I 5.381% 11/16/07	17,330	17,285
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
UTILITIES - continued
Multi-Utilities - continued
Sempra Energy 7.95% 3/1/10	$ 4,289	$ 4,618
TECO Energy, Inc. 7% 5/1/12	7,703	7,924
		104,603
TOTAL UTILITIES		327,903
TOTAL NONCONVERTIBLE BONDS (Cost $2,163,761)		2,151,560
U.S. Government and Government Agency Obligations - 28.2%

U.S. Government Agency Obligations - 7.7%
Fannie Mae:
3.25% 1/15/08	15,650	15,259
3.25% 8/15/08	92,035	88,883
3.25% 2/15/09	38,091	36,521
3.375% 12/15/08	31,355	30,215
4.75% 12/15/10	16,545	16,365
6.25% 2/1/11	134,795	140,340
Federal Home Loan Bank:
5% 9/18/09	29,195	29,203
5.375% 8/19/11	22,735	23,083
Freddie Mac:
4.25% 7/15/09	43,810	42,896
5% 1/30/14	23,200	22,827
5.25% 7/18/11	132,440	133,629
5.875% 3/21/11	3,420	3,510
U.S. Department of Housing and Urban Development Government guaranteed participation certificates Series 1996-A, 7.66% 8/1/15	3,130	3,128
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		585,859
U.S. Treasury Inflation Protected Obligations - 6.8%
U.S. Treasury Inflation-Indexed Notes:
0.875% 4/15/10	112,450	106,863
2% 1/15/14 (f)	273,629	268,712
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Treasury Inflation Protected Obligations - continued
U.S. Treasury Inflation-Indexed Notes: - continued
2% 7/15/14	$ 134,543	$ 132,020
2.375% 4/15/11	4,089	4,107
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		511,702
U.S. Treasury Obligations - 13.7%
U.S. Treasury Notes:
3.375% 10/15/09	44,500	42,796
4.25% 8/15/13 (c)	300,732	292,422
4.375% 12/15/10	20,200	19,946
4.5% 2/28/11	178,160	176,768
4.75% 5/15/14 (c)	86,990	87,085
4.875% 5/15/09 (c)	285,550	286,632
6.5% 2/15/10	120,000	126,741
TOTAL U.S. TREASURY OBLIGATIONS		1,032,390
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $2,156,178)		2,129,951
U.S. Government Agency - Mortgage Securities - 11.9%

Fannie Mae - 8.7%
3.738% 10/1/33 (i)	1,106	1,082
3.748% 12/1/34 (i)	1,002	984
3.75% 1/1/34 (i)	984	961
3.757% 10/1/33 (i)	948	928
3.788% 6/1/34 (i)	4,333	4,219
3.834% 1/1/35 (i)	2,678	2,632
3.838% 4/1/33 (i)	2,926	2,880
3.839% 11/1/34 (i)	5,641	5,597
3.846% 1/1/35 (i)	898	883
3.851% 10/1/33 (i)	24,464	24,032
3.866% 1/1/35 (i)	1,633	1,610
3.905% 12/1/34 (i)	871	860
3.941% 5/1/34 (i)	273	274
3.952% 1/1/35 (i)	1,126	1,115
3.955% 12/1/34 (i)	5,972	5,910
3.957% 5/1/33 (i)	331	326
3.992% 1/1/35 (i)	718	711
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - continued
3.996% 12/1/34 (i)	$ 1,091	$ 1,079
3.998% 2/1/35 (i)	845	834
4% 7/1/18	16,129	15,223
4.029% 1/1/35 (i)	433	428
4.034% 10/1/18 (i)	808	796
4.041% 2/1/35 (i)	766	757
4.079% 2/1/35 (i)	1,497	1,479
4.082% 4/1/33 (i)	316	313
4.083% 2/1/35 (i)	496	491
4.086% 2/1/35 (i)	571	565
4.102% 2/1/35 (i)	2,767	2,743
4.108% 1/1/35 (i)	1,683	1,664
4.116% 2/1/35 (i)	1,903	1,881
4.126% 1/1/35 (i)	2,793	2,763
4.143% 2/1/35 (i)	1,438	1,423
4.144% 1/1/35 (i)	2,485	2,467
4.156% 1/1/35 (i)	2,941	2,927
4.171% 1/1/35 (i)	2,026	1,977
4.181% 10/1/34 (i)	2,426	2,415
4.181% 11/1/34 (i)	370	369
4.187% 1/1/35 (i)	1,421	1,410
4.202% 1/1/35 (i)	871	865
4.216% 10/1/34 (i)	1,922	1,910
4.249% 1/1/34 (i)	2,503	2,466
4.25% 2/1/35 (i)	999	977
4.272% 3/1/35 (i)	911	902
4.274% 2/1/35 (i)	528	525
4.275% 8/1/33 (i)	1,849	1,830
4.282% 7/1/34 (i)	709	709
4.29% 6/1/33 (i)	523	518
4.296% 10/1/33 (i)	407	402
4.297% 3/1/33 (i)	439	429
4.3% 10/1/34 (i)	276	274
4.306% 5/1/35 (i)	1,253	1,242
4.31% 3/1/33 (i)	1,155	1,144
4.313% 3/1/33 (i)	514	502
4.337% 9/1/34 (i)	2,963	2,938
4.35% 1/1/35 (i)	1,030	1,008
4.351% 9/1/34 (i)	1,237	1,235
4.356% 4/1/35 (i)	575	570
4.362% 2/1/34 (i)	2,192	2,163
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - continued
4.39% 11/1/34 (i)	$ 12,547	$ 12,552
4.394% 5/1/35 (i)	2,801	2,780
4.396% 2/1/35 (i)	1,520	1,490
4.423% 10/1/34 (i)	4,455	4,446
4.426% 1/1/35 (i)	1,151	1,142
4.438% 3/1/35 (i)	1,376	1,349
4.456% 8/1/34 (i)	2,901	2,866
4.464% 5/1/35 (i)	916	908
4.489% 3/1/35 (i)	3,202	3,143
4.494% 1/1/35 (i)	1,272	1,260
4.514% 10/1/35 (i)	454	450
4.516% 3/1/35 (i)	3,025	2,971
4.527% 2/1/35 (i)	15,310	15,150
4.532% 2/1/35 (i)	5,930	5,889
4.537% 7/1/34 (i)	1,229	1,224
4.539% 7/1/35 (i)	3,448	3,419
4.54% 2/1/35 (i)	918	911
4.554% 1/1/35 (i)	1,909	1,897
4.554% 2/1/35 (i)	620	616
4.56% 9/1/34 (i)	3,475	3,490
4.577% 2/1/35 (i)	2,809	2,765
4.577% 7/1/35 (i)	3,775	3,744
4.584% 2/1/35 (i)	9,629	9,471
4.601% 8/1/34 (i)	1,137	1,129
4.606% 7/1/34 (i)	35,851	35,698
4.609% 11/1/34 (i)	3,002	2,963
4.643% 1/1/33 (i)	608	606
4.645% 3/1/35 (i)	430	427
4.661% 3/1/35 (i)	7,311	7,270
4.67% 11/1/34 (i)	3,392	3,355
4.704% 9/1/34 (i)	344	343
4.708% 10/1/32 (i)	198	197
4.713% 2/1/33 (i)	177	178
4.727% 7/1/34 (i)	2,780	2,756
4.729% 10/1/34 (i)	3,606	3,571
4.732% 10/1/32 (i)	267	271
4.736% 1/1/35 (i)	158	158
4.77% 12/1/34 (i)	2,496	2,472
4.778% 12/1/34 (i)	990	981
4.803% 12/1/32 (i)	1,287	1,287
4.808% 8/1/34 (i)	966	966
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - continued
4.809% 6/1/35 (i)	$ 4,349	$ 4,327
4.815% 5/1/33 (i)	54	54
4.817% 2/1/33 (i)	1,405	1,400
4.818% 11/1/34 (i)	2,894	2,869
4.875% 10/1/34 (i)	11,150	11,072
4.96% 8/1/34 (i)	9,441	9,399
4.989% 12/1/32 (i)	101	101
4.99% 11/1/32 (i)	729	731
4.995% 2/1/35 (i)	364	363
5% 12/1/17 to 8/1/18	62,956	61,877
5.01% 7/1/34 (i)	493	492
5.037% 11/1/34 (i)	242	242
5.083% 9/1/34 (i)	8,772	8,748
5.091% 5/1/35 (i)	6,141	6,135
5.1% 9/1/34 (i)	958	956
5.15% 1/1/36 (i)	8,577	8,566
5.172% 5/1/35 (i)	9,904	9,866
5.177% 5/1/35 (i)	3,634	3,620
5.185% 8/1/33 (i)	1,369	1,370
5.196% 6/1/35 (i)	4,269	4,272
5.205% 3/1/35 (i)	504	503
5.215% 5/1/35 (i)	10,131	10,100
5.269% 7/1/35 (i)	525	526
5.359% 12/1/34 (i)	1,530	1,533
5.5% 3/1/14 to 12/1/33	136,572	136,088
5.502% 2/1/36 (i)	17,307	17,356
5.631% 1/1/36 (i)	4,904	4,931
5.916% 1/1/36 (i)	3,746	3,780
6.5% 4/1/13 to 3/1/35	76,481	78,001
7% 7/1/25 to 2/1/32	168	174
7.5% 8/1/13 to 8/1/29	1,449	1,508
12.5% 4/1/15 to 8/1/15	26	30
TOTAL FANNIE MAE		661,168
Freddie Mac - 0.9%
4.043% 12/1/34 (i)	1,005	990
4.097% 12/1/34 (i)	1,452	1,432
4.124% 1/1/35 (i)	1,333	1,314
4.166% 1/1/34 (i)	11,904	11,679
4.256% 3/1/35 (i)	1,273	1,257
4.298% 5/1/35 (i)	2,250	2,224
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Freddie Mac - continued
4.301% 12/1/34 (i)	$ 1,447	$ 1,412
4.326% 2/1/35 (i)	2,706	2,674
4.328% 1/1/35 (i)	3,135	3,099
4.351% 3/1/35 (i)	2,200	2,147
4.38% 2/1/35 (i)	2,750	2,685
4.438% 2/1/34 (i)	1,326	1,306
4.443% 3/1/35 (i)	1,386	1,355
4.454% 6/1/35 (i)	1,919	1,896
4.458% 3/1/35 (i)	1,547	1,513
4.546% 2/1/35 (i)	2,269	2,222
4.742% 3/1/33 (i)	476	473
4.773% 10/1/32 (i)	180	182
5.003% 4/1/35 (i)	6,839	6,809
5.127% 4/1/35 (i)	6,333	6,284
5.305% 6/1/35 (i)	4,378	4,361
5.568% 1/1/36 (i)	8,478	8,480
5.652% 4/1/32 (i)	244	247
7% 1/1/07 to 7/1/13	1,081	1,103
7.5% 4/1/07 to 1/1/33	1,668	1,721
8.5% 6/1/13	3	3
TOTAL FREDDIE MAC		68,868
Government National Mortgage Association - 2.3%
4.25% 7/20/34 (i)	2,036	2,011
6.5% 9/1/36 (e)	145,500	148,855
7% 3/15/26 to 11/15/32	16,052	16,634
7.5% 3/15/28	11	12
8% 7/15/17 to 8/15/30	4,537	4,781
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		172,293
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $911,501)		902,329
Asset-Backed Securities - 6.3%

Accredited Mortgage Loan Trust Series 2003-2 Class A1, 4.23% 10/25/33	5,087	4,912
ACE Securities Corp. Series 2004-HE1:
Class M1, 5.8244% 2/25/34 (i)	2,700	2,709
Class M2, 6.4244% 2/25/34 (i)	3,053	3,085
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Aircraft Lease Securitization Ltd. Series 2005-1 Class C1, 9.1563% 9/9/30 (d)(i)	$ 1,987	$ 2,022
American Express Credit Account Master Trust Series 2004-1 Class B, 5.58% 9/15/11 (i)	7,275	7,303
AmeriCredit Automobile Receivables Trust:
Series 2002-EM Class A4A, 3.67% 6/8/09	3,967	3,960
Series 2003-BX Class A4B, 5.8763% 1/6/10 (i)	2,935	2,939
Series 2004-1:
Class B, 3.7% 1/6/09	865	860
Class C, 4.22% 7/6/09	925	913
Class D, 5.07% 7/6/10	6,515	6,461
Series 2005-1 Class E, 5.82% 6/6/12 (d)	1,625	1,624
Series 2006-1:
Class A3, 5.11% 10/6/10	298	297
Class B1, 5.2% 3/6/11	910	908
Class C1, 5.28% 11/6/11	5,595	5,585
Class D, 5.49% 4/6/12	6,425	6,415
Class E1, 6.62% 5/6/13 (d)	6,890	6,884
Ameriquest Mortgage Securities, Inc.:
Series 2003-3 Class M1, 6.1244% 3/25/33 (i)	1,552	1,557
Series 2004-R2:
Class M1, 5.7544% 4/25/34 (i)	1,525	1,525
Class M2, 5.8044% 4/25/34 (i)	1,175	1,175
Series 2004-R3 Class M2, 6.4744% 5/25/34 (i)	14,420	14,592
Amortizing Residential Collateral Trust Series 2002-BC3 Class A, 5.6544% 6/25/32 (i)	791	794
ARG Funding Corp. Series 2005-1A Class A1, 4.02% 4/20/09 (d)	3,000	2,945
Argent Securities, Inc. Series 2004-W7:
Class M1, 5.8744% 5/25/34 (i)	4,965	4,999
Class M2, 5.9244% 5/25/34 (i)	4,035	4,064
Asset Backed Securities Corp. Home Equity Loan Trust Series 2003-HE7 Class A3, 5.69% 12/15/33 (i)	869	871
Bank One Issuance Trust:
Series 2002-B1 Class B1, 5.71% 12/15/09 (i)	6,625	6,632
Series 2002-C1 Class C1, 6.29% 12/15/09 (i)	9,450	9,492
Series 2004-B2 Class B2, 4.37% 4/15/12	23,000	22,477
Bayview Financial Asset Trust Series 2003-F Class A, 5.8281% 9/28/43 (i)	5,266	5,268
Bear Stearns Asset Backed Securities, Inc. Series 2005-HE2:
Class M1, 5.8244% 2/25/35 (i)	8,255	8,297
Class M2, 6.0744% 2/25/35 (i)	3,010	3,036
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Capital Auto Receivables Asset Trust:
Series 2006-1:
Class A3, 5.03% 10/15/09	$ 3,025	$ 3,015
Class B, 5.26% 10/15/10	2,875	2,866
Series 2006-SN1A:
Class B, 5.5% 4/20/10 (d)	1,230	1,232
Class C, 5.77% 5/20/10 (d)	1,180	1,182
Class D, 6.15% 4/20/11 (d)	2,010	2,014
Capital One Auto Finance Trust Series 2002-C Class A4, 3.44% 6/15/09	4,326	4,296
Capital One Multi-Asset Execution Trust:
Series 2003-B5 Class B5, 4.79% 8/15/13	8,070	7,892
Series 2004-6 Class B, 4.15% 7/16/12	13,275	12,884
Carrington Mortgage Loan Trust Series 2006-NC3 Class M10, 7.37% 8/25/36 (d)(i)	1,080	969
Cendant Timeshare Receivables Funding LLC Series 2005-1A Class A1, 4.67% 5/20/17 (d)	3,946	3,887
CIT Equipment Collateral Trust Series 2006-VT1 Class A3, 5.13% 12/21/08	10,240	10,231
Citibank Credit Card Issuance Trust:
Series 2005-B1 Class B1, 4.4% 9/15/10	32,115	31,561
Series 2006-B2 Class B2, 5.15% 3/7/11	6,855	6,834
CNH Equipment Trust Series 2006-A Class A3, 5.2% 8/16/10	7,330	7,337
Countrywide Home Loans, Inc.:
Series 2004-2 Class M1, 5.8244% 5/25/34 (i)	8,975	9,010
Series 2004-3 Class M1, 5.8244% 6/25/34 (i)	1,800	1,811
Crown Castle Towers LLC/Crown Atlantic Holdings Sub LLC/Crown Communication, Inc. Series 2005-1A:
Class B, 4.878% 6/15/35 (d)	6,064	5,965
Class C, 5.074% 6/15/35 (d)	5,505	5,425
DB Master Finance LLC Series 2006-1 Class M1, 8.285% 6/20/31 (d)	3,665	3,731
Drive Auto Receivables Trust Series 2006-1 Class A4, 5.54% 12/16/13 (d)	11,940	12,044
Fieldstone Mortgage Investment Corp. Series 2003-1 Class M2, 7.0744% 11/25/33 (i)	468	470
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 5.8744% 3/25/34 (i)	500	501
Class M4, 6.2244% 3/25/34 (i)	375	377
Ford Credit Auto Owner Trust:
Series 2006-A Class A3, 5.05% 11/15/09	7,080	7,059
Series 2006-B Class D, 7.26% 2/15/13 (d)	4,280	4,288
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Fremont Home Loan Trust:
Series 2004-A Class M1, 5.8744% 1/25/34 (i)	$ 5,569	$ 5,588
Series 2005-A:
Class M1, 5.7544% 1/25/35 (i)	2,000	2,013
Class M2, 5.7844% 1/25/35 (i)	2,875	2,890
Class M3, 5.8144% 1/25/35 (i)	1,550	1,561
Class M4, 6.0044% 1/25/35 (i)	1,125	1,136
GCO Slims Trust Series 2006-1A, 5.72% 3/1/22 (d)	8,160	8,072
GS Auto Loan Trust Series 2006-1 Class D, 6.25% 1/15/14 (d)	5,180	5,175
GSAMP Trust:
Series 2002-HE Class M1, 7.2% 11/20/32 (i)	4,247	4,251
Series 2004-FM2:
Class M1, 5.8244% 1/25/34 (i)	4,245	4,245
Class M2, 6.4244% 1/25/34 (i)	1,800	1,800
Class M3, 6.6244% 1/25/34 (i)	1,062	1,062
Home Equity Asset Trust Series 2003-2 Class M1, 6.2044% 8/25/33 (i)	3,183	3,188
Household Home Equity Loan Trust:
Series 2003-2 Class M, 5.905% 9/20/33 (i)	865	865
Series 2004-1 Class M, 5.845% 9/20/33 (i)	1,706	1,713
HSBC Home Equity Loan Trust Series 2005-2:
Class M1, 5.785% 1/20/35 (i)	2,116	2,121
Class M2, 5.815% 1/20/35 (i)	1,587	1,593
Hyundai Auto Receivables Trust:
Series 2004-1 Class A4, 5.26% 11/15/12	6,095	6,105
Series 2006-1:
Class A3, 5.13% 6/15/10	2,285	2,282
Class B, 5.29% 11/15/12	940	940
Class C, 5.34% 11/15/12	1,225	1,226
Long Beach Mortgage Loan Trust Series 2004-2:
Class M1, 5.8544% 6/25/34 (i)	5,225	5,230
Class M2, 6.4044% 6/25/34 (i)	1,705	1,714
MBNA Credit Card Master Note Trust:
Series 2002-B4 Class B4, 5.83% 3/15/10 (i)	6,335	6,364
Series 2003-B2 Class B2, 5.72% 10/15/10 (i)	1,805	1,815
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 5.8244% 7/25/34 (i)	2,486	2,491
Class M2, 5.8744% 7/25/34 (i)	450	451
Merrill Lynch Mortgage Investors, Inc.:
Series 2003-HE1 Class M1, 6.0244% 7/25/34 (i)	3,105	3,129
Series 2003-OPT1 Class M1, 5.9744% 7/25/34 (i)	6,775	6,814
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Morgan Stanley ABS Capital I, Inc. Series 2003-NC7 Class M1, 6.0244% 6/25/33 (i)	$ 2,586	$ 2,592
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-NC4 Class M1, 6.8244% 1/25/32 (i)	3,087	3,090
Series 2002-NC3 Class A3, 5.6644% 8/25/32 (i)	89	89
National Collegiate Funding LLC Series 2004-GT1 Class IO1, 7.87% 6/25/10 (d)(i)(k)	10,160	2,742
National Collegiate Student Loan Trust:
Series 2004-2 Class AIO, 9.75% 10/25/14 (k)	10,350	4,336
Series 2005-GT1 Class AIO, 6.75% 12/25/09 (k)	5,100	1,066
Park Place Securities, Inc. Series 2005-WCH1 Class M2, 5.8444% 1/25/35 (i)	5,025	5,052
Providian Master Note Trust Series 2006-B1A Class B1, 5.35% 3/15/13 (d)	13,865	13,869
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-UP1 Class A, 3.45% 4/25/32 (d)	2,956	2,840
Specialty Underwriting & Residential Finance Trust Series 2006-AB2 Class N1, 5.75% 6/25/37 (d)	6,265	6,238
Structured Asset Securities Corp.:
Series 2004-GEL1 Class A, 5.6844% 2/25/34 (i)	608	608
Series 2006-BC1 Class B1, 7.8244% 3/25/36 (d)(i)	3,500	3,047
Superior Wholesale Inventory Financing Trust VII Series 2003-A8 Class CTFS, 5.78% 3/15/11 (d)(i)	8,835	8,835
Superior Wholesale Inventory Financing Trust XII Series 2005-A12:
Class B, 5.81% 6/15/10 (i)	7,360	7,345
Class C, 6.53% 6/15/10 (i)	3,680	3,687
Terwin Mortgage Trust Series 2003-4HE Class A1, 5.7544% 9/25/34 (i)	454	456
WaMu Master Note Trust Series 2006-C2A Class C2, 5.83% 8/15/15 (d)(i)	13,240	13,240
WFS Financial Owner Trust Series 2004-3 Class A4, 3.93% 2/17/12	13,280	13,061
World Omni Auto Receivables Trust Series 2006-A Class A3, 5.01% 10/15/10	6,805	6,786
TOTAL ASSET-BACKED SECURITIES (Cost $477,693)		476,295
Collateralized Mortgage Obligations - 4.8%

Private Sponsor - 1.9%
Adjustable Rate Mortgage Trust floater:
Series 2004-1 Class 9A2, 5.7244% 1/25/34 (i)	2,331	2,337
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Private Sponsor - continued
Adjustable Rate Mortgage Trust floater: - continued
Series 2005-2 Class 6A2, 5.6044% 6/25/35 (i)	$ 1,433	$ 1,435
Bank of America Mortgage Securities, Inc. Series 2005-E Class 2A7, 4.6089% 6/25/35 (i)	8,095	7,882
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-6 Class 1A1, 5.1057% 8/25/35 (i)	16,387	16,347
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR3 Class 6A2, 5.6944% 4/25/34 (i)	854	855
Series 2004-AR6 Class 9A2, 5.6944% 10/25/34 (i)	1,714	1,717
Granite Master Issuer PLC floater Series 2006-1A Class C2, 5.9925% 12/20/54 (d)(i)	6,300	6,300
JPMorgan Mortgage Trust Series 2005-A8 Class 2A3, 4.9591% 11/25/35 (i)	2,290	2,268
Master Seasoned Securitization Trust Series 2004-1 Class 1A1, 6.2332% 8/25/17 (i)	5,918	5,977
Merrill Lynch Mortgage Investors, Inc.:
floater Series 2005-B Class A2, 5.5475% 7/25/30 (i)	5,607	5,610
Series 2003-E Class XA1, 0.8108% 10/25/28 (i)(k)	34,929	244
Series 2003-G Class XA1, 1% 1/25/29 (k)	30,948	231
Series 2003-H Class XA1, 1% 1/25/29 (d)(k)	26,985	230
Opteum Mortgage Acceptance Corp. Series 2005-3 Class APT, 5.6144% 7/25/35 (i)	5,290	5,296
Residential Asset Mortgage Products, Inc. sequential pay:
Series 2003-SL1 Class A31, 7.125% 4/25/31	4,220	4,262
Series 2004-SL2 Class A1, 6.5% 10/25/16	1,076	1,086
Residential Finance LP/Residential Finance Development Corp. floater Series 2003-CB1:
Class B3, 6.82% 6/10/35 (d)(i)	3,973	4,050
Class B4, 7.02% 6/10/35 (d)(i)	3,555	3,630
Class B5, 7.62% 6/10/35 (d)(i)	2,428	2,484
Class B6, 8.12% 6/10/35 (d)(i)	1,439	1,459
Residential Funding Securities Corp. Series 2003-RP2 Class A1, 5.7744% 6/25/33 (d)(i)	3,080	3,093
Sequoia Mortgage Funding Trust Series 2003-A Class AX1, 0.8% 10/21/08 (d)(k)	88,673	342
Sequoia Mortgage Trust floater Series 2004-8 Class A2, 5.31% 9/20/34 (i)	4,588	4,600
Wachovia Mortgage Loan Trust LLC Series 2005-B Class 2A4, 5.1863% 10/20/35 (i)	1,835	1,821
WaMu Mortgage pass thru certificates floater Series 2005-AR13 Class A1C1, 5.5144% 10/25/45 (i)	5,090	5,091
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Private Sponsor - continued
WaMu Mortgage Securities Corp. sequential pay:
Series 2003-MS9 Class 2A1, 7.5% 12/25/33	$ 1,155	$ 1,186
Series 2004-RA2 Class 2A, 7% 7/25/33	1,655	1,678
Wells Fargo Mortgage Backed Securities Trust:
Series 2005-AR10 Class 2A2, 4.1091% 6/25/35 (i)	13,955	13,743
Series 2005-AR4 Class 2A2, 4.5296% 4/25/35 (i)	12,014	11,770
Series 2005-AR9 Class 2A1, 4.3623% 5/25/35 (i)	6,603	6,475
Series 2006-AR8 Class 2A6, 5.24% 4/25/36 (i)	18,835	18,680
TOTAL PRIVATE SPONSOR		142,179
U.S. Government Agency - 2.9%
Fannie Mae planned amortization class Series 2003-39 Class PV, 5.5% 9/25/22	15,835	15,841
Fannie Mae guaranteed REMIC pass thru certificates:
planned amortization class:
Series 2002-73 Class QC, 5.5% 1/25/26	8,339	8,314
Series 2003-84 Class GC, 4.5% 5/25/15	7,965	7,780
Series 2005-67 Class HD, 5.5% 12/25/30	14,745	14,702
Series 2006-4 Class PB, 6% 9/25/35	15,200	15,433
sequential pay:
Series 2002-56 Class MC, 5.5% 9/25/17	5,243	5,241
Series 2004-3 Class BA, 4% 7/25/17	889	853
Series 2004-45 Class AV, 4.5% 10/25/22	6,985	6,891
Series 2004-86 Class KC, 4.5% 5/25/19	3,809	3,674
Series 2004-91 Class AH, 4.5% 5/25/29	7,652	7,448
Series 2005-41 Class LA, 5.5% 5/25/35	11,511	11,472
Freddie Mac:
planned amortization class:
Series 2104 Class PG, 6% 12/15/28	8,070	8,181
Series 2356 Class GD, 6% 9/15/16	5,888	5,963
Series 3033 Class UD, 5.5% 10/15/30	5,585	5,579
sequential pay Series 2516 Class AH, 5% 1/15/16	3,994	3,962
Freddie Mac Multi-class participation certificates guaranteed:
planned amortization class:
Series 2363 Class PF, 6% 9/15/16	8,017	8,116
Series 2425 Class JH, 6% 3/15/17	6,598	6,686
Series 2489 Class PD, 6% 2/15/31	2,660	2,663
Series 2543 Class QT, 5.5% 4/15/22	10,607	10,597
Series 2702 Class WB, 5% 4/15/17	13,170	13,016
Series 2952 Class EC, 5.5% 11/15/28	14,305	14,282
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency - continued
Freddie Mac Multi-class participation certificates guaranteed: - continued
planned amortization class:
Series 3018 Class UD, 5.5% 9/15/30	$ 9,030	$ 9,015
Series 3049 Class DB, 5.5% 6/15/31	12,936	12,921
sequential pay:
Series 2777 Class AB, 4.5% 6/15/29	17,429	16,955
Series 2809 Class UA, 4% 12/15/14	4,976	4,866
TOTAL U.S. GOVERNMENT AGENCY		220,451
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $364,150)		362,630
Commercial Mortgage Securities - 6.1%

Asset Securitization Corp.:
sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	398	400
Series 1997-D5 Class PS1, 1.7254% 2/14/43 (i)(k)	91,187	3,403
Banc of America Commercial Mortgage, Inc.:
sequential pay:
Series 2004-2 Class A3, 4.05% 11/10/38	6,527	6,227
Series 2004-4 Class A3, 4.128% 7/10/42	7,860	7,628
Series 2003-2 Class XP, 0.27% 3/11/41 (d)(i)(k)	160,844	1,521
Series 2005-1 Class A3, 4.877% 11/10/42	10,870	10,744
Banc of America Large Loan, Inc.:
floater:
Series 2003-BBA2:
Class C, 5.8% 11/15/15 (d)(i)	168	168
Class D, 5.88% 11/15/15 (d)(i)	2,155	2,155
Class F, 6.23% 11/15/15 (d)(i)	1,535	1,535
Class H, 6.73% 11/15/15 (d)(i)	1,385	1,386
Class J, 7.28% 11/15/15 (d)(i)	1,430	1,431
Class K, 7.93% 11/15/15 (d)(i)	1,290	1,284
Series 2005-ESHA:
Class E, 5.91% 7/14/20 (d)(i)	3,695	3,700
Class F, 6.08% 7/14/20 (d)(i)	2,230	2,233
Class G, 6.21% 7/14/20 (d)(i)	1,115	1,116
Class H, 6.43% 7/14/20 (d)(i)	1,485	1,487
Series 2005-MIB1:
Class C, 5.64% 3/15/22 (d)(i)	1,710	1,711
Class D, 5.69% 3/15/22 (d)(i)	1,730	1,731
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Banc of America Large Loan, Inc.: - continued
floater:
Series 2005-MIB1:
Class F, 5.8% 3/15/22 (d)(i)	$ 1,685	$ 1,686
Class G, 5.86% 3/15/22 (d)(i)	1,090	1,091
Series 2006-ESH:
Class A, 6.19% 7/14/11 (d)(i)	3,771	3,769
Class B, 6.29% 7/14/11 (d)(i)	1,881	1,877
Class C, 6.44% 7/14/11 (d)(i)	3,766	3,764
Class D, 7.07% 7/14/11 (d)(i)	2,189	2,195
Bayview Commercial Asset Trust:
floater:
Series 2004-1:
Class A, 5.6844% 4/25/34 (d)(i)	5,980	5,991
Class B, 7.2244% 4/25/34 (d)(i)	692	699
Class M1, 5.8844% 4/25/34 (d)(i)	567	568
Class M2, 6.5244% 4/25/34 (d)(i)	504	509
Series 2004-2:
Class A, 5.7544% 8/25/34 (d)(i)	6,180	6,203
Class M1, 5.9044% 8/25/34 (d)(i)	1,995	2,005
Series 2004-3:
Class A1, 5.6944% 1/25/35 (d)(i)	7,184	7,206
Class A2, 5.7444% 1/25/35 (d)(i)	992	994
Class M1, 5.8244% 1/25/35 (d)(i)	1,230	1,237
Class M2, 6.3244% 1/25/35 (d)(i)	794	803
Series 2005-4A:
Class A2, 5.7144% 1/25/36 (d)(i)	9,047	9,059
Class B1, 6.7244% 1/25/36 (d)(i)	762	770
Class M1, 5.7744% 1/25/36 (d)(i)	2,857	2,865
Class M2, 5.7944% 1/25/36 (d)(i)	857	860
Class M3, 5.8244% 1/25/36 (d)(i)	1,238	1,241
Class M4, 5.9344% 1/25/36 (d)(i)	667	670
Class M5, 5.9744% 1/25/36 (d)(i)	667	670
Class M6, 6.0244% 1/25/36 (d)(i)	762	764
Series 2004-1 Class IO, 1.25% 4/25/34 (d)(k)	64,965	3,518
Bear Stearns Commercial Mortgage Securities, Inc.:
Series 2003-PWR2 Class X2, 0.5762% 5/11/39 (d)(i)(k)	121,066	2,276
Series 2003-T12 Class X2, 0.6539% 8/13/39 (d)(i)(k)	111,711	2,170
Series 2004-ESA:
Class C, 4.937% 5/14/16 (d)	970	963
Class D, 4.986% 5/14/16 (d)	1,650	1,641
Class E, 5.064% 5/14/16 (d)	5,120	5,106
Class F, 5.182% 5/14/16 (d)	1,230	1,228
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
CDC Commercial Mortgage Trust Series 2002-FX1 Class XCL, 0.8426% 5/15/35 (d)(i)(k)	$ 119,860	$ 6,420
Chase Commercial Mortgage Securities Corp.:
sequential pay Series 1999-2 Class A1, 7.032% 1/15/32	527	528
Series 1999-2:
Class E, 7.734% 1/15/32	4,010	4,291
Class F, 7.734% 1/15/32	2,170	2,322
COMM:
floater Series 2002-FL7 Class D, 5.9% 11/15/14 (d)(i)	697	697
sequential pay Series 1999-1 Class A2, 6.455% 5/15/32	11,639	11,836
Series 2004-LBN2 Class X2, 1.0022% 3/10/39 (d)(i)(k)	19,214	552
Commercial Mortgage Asset Trust sequential pay Series 1999-C2 Class A2, 7.546% 11/17/32 (i)	11,450	12,053
Commercial Mortgage pass thru certificates floater:
Series 2004-HTL1:
Class B, 5.78% 7/15/16 (d)(i)	103	103
Class D, 5.88% 7/15/16 (d)(i)	235	235
Class E, 6.08% 7/15/16 (d)(i)	167	167
Class F, 6.13% 7/15/16 (d)(i)	395	395
Class H, 6.63% 7/15/16 (d)(i)	1,145	1,147
Class J, 6.78% 7/15/16 (d)(i)	439	440
Class K, 7.68% 7/15/16 (d)(i)	493	496
Series 2005-FL11:
Class B, 5.58% 11/15/17 (d)(i)	3,134	3,135
Class E, 5.72% 11/15/17 (d)(i)	1,420	1,420
Class F, 5.78% 11/15/17 (d)(i)	1,289	1,289
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 1998-C1 Class A1B, 6.48% 5/17/40	13,206	13,416
Series 1999-C1 Class A2, 7.29% 9/15/41	11,147	11,628
Series 2004-C1 Class A4, 4.75% 1/15/37	3,960	3,790
Series 2001-CKN5 Class AX, 0.8469% 9/15/34 (d)(i)(k)	106,076	5,929
Series 2003-C4 Class ASP, 0.429% 8/15/36 (d)(i)(k)	98,789	1,278
Series 2004-C1 Class ASP, 0.8785% 1/15/37 (d)(i)(k)	92,452	2,644
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	11,355	11,751
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1A, 7.45% 6/10/33	413	413
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
First Union National Bank-Bank of America Commercial Mortgage Trust Series 2001-C1 Class G, 6.936% 3/15/33 (d)	$ 2,880	$ 3,048
First Union-Lehman Brothers Commercial Mortgage Trust sequential pay Series 1997-C2 Class A3, 6.65% 11/18/29	3,633	3,660
GE Capital Commercial Mortgage Corp. Series 2001-1 Class X1, 0.4582% 5/15/33 (d)(i)(k)	88,082	2,907
GGP Mall Properties Trust sequential pay Series 2001-C1A Class A2, 5.007% 11/15/11 (d)	49	49
Ginnie Mae guaranteed Multi-family pass thru securities sequential pay Series 2002-35 Class C, 5.8831% 10/16/23 (i)	1,395	1,417
Ginnie Mae guaranteed REMIC pass thru securities sequential pay Series 2003-47 Class C, 4.227% 10/16/27	15,329	14,913
GMAC Commercial Mortgage Securities, Inc.:
sequential pay Series 1997-C2 Class A3, 6.566% 4/15/29	1,661	1,675
Series 2003-C3 Class X2, 0.6912% 12/10/38 (d)(i)(k)	113,357	2,479
Series 2004-C3 Class X2, 0.7177% 12/10/41 (i)(k)	68,245	1,591
Greenwich Capital Commercial Funding Corp.:
Series 2003-C1 Class XP, 2.0349% 7/5/35 (d)(i)(k)	71,448	3,890
Series 2003-C2 Class XP, 1.0316% 1/5/36 (d)(i)(k)	134,321	3,952
Series 2005-GG3 Class XP, 0.803% 8/10/42 (d)(i)(k)	317,140	9,126
GS Mortgage Securities Corp. II:
sequential pay Series 2003-C1 Class A2A, 3.59% 1/10/40	10,690	10,461
Series 2001-LIBA Class C, 6.733% 2/14/16 (d)	4,130	4,359
Series 2005-GG4 Class XP, 0.7347% 7/10/39 (d)(i)(k)	243,635	7,334
Series 2006-GG6 Class A2, 5.506% 4/10/38 (i)	7,850	7,913
Hilton Hotel Pool Trust Series 2000-HLTA Class D, 7.555% 10/3/15 (d)	7,290	7,739
Host Marriott Pool Trust sequential pay Series 1999-HMTA:
Class A, 6.98% 8/3/15 (d)	3,241	3,318
Class B, 7.3% 8/3/15 (d)	2,810	2,958
Class D, 7.97% 8/3/15 (d)	2,310	2,468
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2004-C1 Class X2, 0.9934% 1/15/38 (d)(i)(k)	23,512	762
Series 2004-CB8 Class X2, 1.1192% 1/12/39 (d)(i)(k)	28,786	1,068
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
LB-UBS Commercial Mortgage Trust:
sequential pay:
Series 2000-C3 Class A2, 7.95% 1/15/10	$ 10,855	$ 11,713
Series 2003-C3 Class A2, 3.086% 5/15/27	9,205	8,887
Series 2005-C3 Class A2, 4.553% 7/15/30	4,905	4,799
Series 2001-C3 Class B, 6.512% 6/15/36	5,490	5,776
Series 2004-C2 Class XCP, 1.4108% 3/1/36 (d)(i)(k)	64,009	2,182
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A Class B, 4.13% 11/20/37 (d)	5,000	4,610
Lehman Brothers Floating Rate Commercial Mortgage Trust floater Series 2003-LLFA Class K1, 7.88% 12/16/14 (d)(i)	4,035	4,031
Merrill Lynch Mortgage Trust sequential pay:
Series 2005-CIP1 Class A2, 4.96% 7/12/38	3,260	3,225
Series 2005-MCP1 Class A2, 4.556% 6/12/43	5,950	5,806
Morgan Stanley Capital I Trust Series 2006-T23 Class A1, 5.682% 8/12/41	4,330	4,393
Morgan Stanley Capital I, Inc.:
sequential pay:
Series 1998-HF2 Class A2, 6.48% 11/15/30	5,136	5,218
Series 2003-IQ5 Class X2, 0.9674% 4/15/38 (d)(i)(k)	50,587	1,546
Series 2003-IQ6 Class X2, 0.5979% 12/15/41 (d)(i)(k)	93,948	2,177
Series 2005-IQ9 Class X2, 1.069% 7/15/56 (d)(i)(k)	80,891	3,398
Mortgage Capital Funding, Inc. sequential pay Series 1998-MC2 Class A2, 6.423% 6/18/30	5,892	5,959
Prudential Securities Secured Financing Corp. sequential pay Series 1998-C1 Class A1B, 6.506% 7/15/08	6,545	6,618
Salomon Brothers Mortgage Securities VII, Inc. sequential pay Series 2000-C3 Class A2, 6.592% 12/18/33	11,242	11,717
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 11/15/07 (d)	5,000	5,067
TrizecHahn Office Properties Trust Series 2001-TZHA:
Class C3, 6.522% 3/15/13 (d)	7,630	7,713
Class E3, 7.253% 3/15/13 (d)	3,166	3,235
Wachovia Bank Commercial Mortgage Trust:
sequential pay:
Series 2003-C8 Class A3, 4.445% 11/15/35	13,550	13,149
Series 2005-C16 Class A2, 4.38% 10/15/41	9,160	8,930
Series 2006-C27 Class A2, 5.624% 7/15/45	13,000	13,162
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Wachovia Bank Commercial Mortgage Trust: - continued
Series 2003-C8 Class XP, 0.6328% 11/15/35 (d)(i)(k)	$ 70,038	$ 1,018
Series 2003-C9 Class XP, 0.5555% 12/15/35 (d)(i)(k)	48,095	836
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $475,011)		464,885
Foreign Government and Government Agency Obligations - 0.4%

Israeli State 4.625% 6/15/13	2,440	2,306
Manitoba Province yankee 5.5% 10/1/08	15,000	15,130
Saskatchewan Province 7.125% 3/15/08	4,800	4,932
United Mexican States 5.875% 1/15/14	5,070	5,159
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $27,105)		27,527
Supranational Obligations - 0.1%

Corporacion Andina de Fomento 6.875% 3/15/12 (Cost $10,366)	10,460	11,044
Fixed-Income Funds - 13.0%
	Shares
Fidelity Specialized High Income Central Investment Portfolio (j)	750,338	73,886
Fidelity Ultra-Short Central Fund (j)	9,136,249	909,057
TOTAL FIXED-INCOME FUNDS (Cost $982,564)		982,943
Preferred Securities - 0.1%
	Principal Amount (000s)
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
MUFG Capital Finance 1 Ltd. 6.346% (i) (Cost $10,465)	$ 10,465	10,542
Cash Equivalents - 7.3%
	Maturity Amount (000s)	Value (Note 1) (000s)
Investments in repurchase agreements (Collateralized by U.S. Government Obligations), in a joint trading account at:
5.29%, dated 8/31/06 due 9/1/06	$ 164,469	$ 164,445
5.29%, dated 8/31/06 due 9/1/06 (a)	384,776	384,719
TOTAL CASH EQUIVALENTS (Cost $549,164)		549,164
TOTAL INVESTMENT PORTFOLIO - 106.6% (Cost $8,127,958)		8,068,870
NET OTHER ASSETS - (6.6)%		(501,591)
NET ASSETS - 100%		$ 7,567,279
Swap Agreements
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps

Receive monthly notional amount multiplied by 3.05% and pay Merrill Lynch upon default event of Morgan Stanley ABS Capital I, Inc., par value of the proportional notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC8, Class B3, 7.2913% 9/25/34

	Oct. 2034	$ 2,300	$ 37
Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon default event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-HE7 Class B3, 8.8244% 8/25/34	Sept. 2034	2,086	25
Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon default event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC7, Class B3, 7.6913% 7/25/34	August 2034	2,086	26
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon default event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-HE8 Class B3, 7.3913% 9/25/34

	Oct. 2034	$ 2,086	$ 31
Receive monthly notional amount multiplied by 2.5% and pay Credit Suisse First Boston upon default event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R11 Class M9, 8.03% 11/25/34	Dec. 2034	3,225	4
Receive monthly notional amount multiplied by .56% and pay Bank of America upon default event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R11 Class M6, 6.785% 11/25/34	Dec. 2034	8,000	(10)
Receive monthly notional amount multiplied by .8% and pay Deutsche Bank upon default event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WCH1 Class M6, 6.365% 1/25/35	Feb. 2035	2,900	2
Receive monthly notional amount multiplied by .82% and pay UBS upon default event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC6 Class M3, 5.6413% 7/25/34	August 2034	2,086	8
Receive monthly notional amount multiplied by .85% and pay Deutsche Bank upon default event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M6, 6.105% 5/25/35	June 2035	2,900	5
Receive monthly notional amount multiplied by .85% and pay UBS upon default event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R9 Class M5, 5.5913% 10/25/34	Nov. 2034	2,086	8
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly notional amount multiplied by .85% and pay UBS upon default event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC8 Class M6, 5.4413% 9/25/34

	Oct. 2034	$ 2,086	$ 16
Receive monthly notional amount multiplied by 1.6% and pay Morgan Stanley, Inc. upon default event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M7, 5.4413% 5/25/35	June 2035	1,910	3
Receive monthly notional amount multiplied by 1.66% and pay Morgan Stanley, Inc. upon default event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M7, 5.4413% 5/25/35	June 2035	2,086	6
Receive monthly notional amount multiplied by 2% and pay Goldman Sachs upon default event of Long Beach Mortgage Loan Trust, par value of the notional amount of Long Beach Mortgage Loan Trust, 7.14% 8/25/36	Sept. 2036	4,900	(3)
Receive monthly notional amount multiplied by 2.54% and pay Merrill Lynch upon default event of Countrywide Home Loans, Inc., par value of the notional amount of Countrywide Home Loans, Inc. Series 2003-BC1 Class B1, 7.6913% 3/25/32	April 2032	263	2
Receive monthly notional amount multiplied by 2.61% and pay Goldman Sachs upon default event of Fremont Home Loan Trust, par value of the notional amount of Fremont Home Loan Trust Series 2004-1 Class M9, 7.3913% 2/25/34	March 2034	823	3
Receive monthly notional amount multiplied by 2.61% and pay Goldman Sachs upon default event of Fremont Home Loan Trust, par value of the notional amount of Fremont Home Loan Trust Series 2004-A Class B3, 7.0413% 1/25/34	Feb. 2034	656	1
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 5% and pay Deutsche Bank upon default event of MASTR Asset Backed Securities Trust, par value of the notional amount of MASTR Asset Backed Securities Trust Series 2003-NC1 Class M6, 8.1913% 4/25/33

	May 2033	$ 2,086	$ 25
Receive quarterly a fixed rate of .4% multiplied by the notional amount and pay to Merrill Lynch, Inc., upon each default event of one of the issues of Dow Jones CDX N.A. Investment Grade 4 Index, par value of the proportional notional amount (h)	June 2010	55,000	116
Receive quarterly a fixed rate of .5% multiplied by the notional amount and pay to Merrill Lynch, Inc., upon each default event of one of the issues of Dow Jones CDX N.A. Investment Grade 3 Index, par value of the proportional notional amount (g)	March 2010	34,720	255
Receive quarterly a fixed rate of .7% multiplied by the notional amount and pay to Deutsche Bank, upon each default event of one of the issues of Dow Jones CDX N.A. Investment Grade 3 Index, par value of the proportional notional amount (g)	March 2015	34,720	300
Receive quarterly notional amount multiplied by .285% and pay Deutsche Bank upon default event of ConocoPhillips, par value of the notional amount of ConocoPhillips 4.75% 10/15/12	Sept. 2011	16,700	(34)
Receive quarterly notional amount multiplied by .30% and pay Deutsche Bank upon default event of Entergy Corp., par value of the notional amount of Entergy Corp. 7.75% 12/15/09	March 2008	11,850	29
Receive quarterly notional amount multiplied by .30% and pay Goldman Sachs upon default event of Entergy Corp., par value of the notional amount of Entergy Corp. 7.75% 12/15/09	March 2008	8,635	21
Receive quarterly notional amount multiplied by .35% and pay Goldman Sachs upon default event of Southern California Edison Co., par value of the notional amount of Southern California Edison Co. 7.625% 1/15/10	Sept. 2010	8,500	31
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued
Receive quarterly notional amount multiplied by .37% and pay Goldman Sachs upon default event of Pacific Gas & Electric Co., par value of the notional amount of Pacific Gas & Electric Co. 4.8% 3/1/14	March 2011	$ 7,100	$ 33
Receive quarterly notional amount multiplied by .37% and pay Morgan Stanley, Inc. upon default event of Pacific Gas & Electric Co. par value of the notional amount of Pacific Gas & Electric Co. 4.8% 3/1/14	March 2011	6,625	31
Receive quarterly notional amount multiplied by .41% and pay Merrill Lynch, Inc. upon default event of Talisman Energy, Inc., par value of the notional amount of Talisman Energy, Inc. 7.25% 10/15/27	March 2009	5,700	32
Receive semi-annually notional amount multiplied by .5% and pay Credit Suisse First Boston upon default event of Russian Federation, par value of the notional amount of Russian Federation 5% 3/31/30	June 2008	5,450	22
Receive semi-annually notional amount multiplied by .5% and pay Deutsche Bank upon default event of Russian Federation, par value of the notional amount of Russian Federation 5% 3/31/30	June 2008	9,740	39
Receive semi-annually notional amount multiplied by .56% and pay JPMorgan Chase, Inc. upon default of United Mexican States, par value of the notional amount of United Mexican States 7.5% 4/8/33	August 2011	10,000	44
Receive semi-annually notional amount multiplied by .61% and pay JPMorgan Chase, Inc. upon default event of United Mexican States, par value of the notional amount of United Mexican States 7.5% 4/8/33	May 2011	17,730	141
TOTAL CREDIT DEFAULT SWAPS		$ 277,035	$ 1,249
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Interest Rate Swaps
Receive quarterly a fixed rate equal to 4.039% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	Feb. 2010	$ 100,000	$ (3,509)
Receive quarterly a fixed rate equal to 4.3875% and pay quarterly a floating rate based on 3-month LIBOR with Credit Suisse First Boston	March 2010	35,000	(893)
Receive quarterly a fixed rate equal to 4.774% and pay quarterly a floating rate based on 3-month LIBOR with Credit Suisse First Boston	March 2015	35,000	(1,122)
Receive semi-annually a fixed rate equal to 4.708% and pay quarterly a floating rate based on 3-month LIBOR with Citibank	Jan. 2009	200,000	(2,353)
Receive semi-annually a fixed rate equal to 4.7515% and pay quarterly a floating rate based on 3-month LIBOR with UBS	Jan. 2009	100,000	(1,071)
Receive semi-annually a fixed rate equal to 4.756% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	Jan. 2009	150,000	(1,620)
Receive semi-annually a fixed rate equal to 4.8575% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	Dec. 2008	23,000	(187)
Receive semi-annually a fixed rate equal to 4.921% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	Dec. 2008	125,000	(827)
Receive semi-annually a fixed rate equal to 5.2605% and pay quarterly a floating rate based on 3-month LIBOR with Deutsche Bank	August 2011	150,000	504
Receive semi-annually a fixed rate equal to 5.3315% and pay quarterly a floating rate based on 3-month LIBOR with JPMorgan Chase, Inc.	April 2011	100,000	1,911
TOTAL INTEREST RATE SWAPS		$ 1,018,000	$ (9,167)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Total Return Swaps
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ Index and pay monthly a floating rate based on 1-month LIBOR with Citibank	Sept. 2006	$ 34,400	$ 591
Receive monthly a return equal to Lehman Brothers CMBS U.S. Aggregate Index and pay monthly a floating rate based on 1-month LIBOR minus 10 basis points with Lehman Brothers, Inc.	Dec. 2006	20,000	225
Receive monthly a return equal to Lehman Brothers CMBS U.S. Aggregate Index and pay monthly a floating rate based on 1-month LIBOR minus 7.5 basis points with Lehman Brothers, Inc.	Feb. 2007	15,000	74
Receive monthly a return equal to Lehman Brothers CMBS U.S. Aggregate Index and pay monthly a floating rate based on 1-month LIBOR with Citibank	Sept. 2006	69,100	750
TOTAL TOTAL RETURN SWAPS		138,500	1,640
		$ 1,433,535	$ (6,278)
Legend
(a) Includes investment made with cash collateral received from securities on loan.
(b) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $606,086,000 or 8.0% of net assets.

(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f) Security or a portion of the security has been segregated as collateral for open swap agreements. At the period end, the value of securities pledged amounted to $12,293,000.
(g) Dow Jones CDX N.A. Investment Grade 3 is a tradable index of credit default swaps on investment grade debt of U.S. companies.
(h) Dow Jones CDX N.A. Investment Grade 4 is a tradable index of credit default swaps on investment grade debt of U.S. companies.
(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(j) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited list of holdings for each fixed-income central fund, as of the investing fund's report date, is available upon request or at fidelity.com The reports are located just after the fund's financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the fixed-income central funds' financial statements, which are not covered by the investing fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

(k) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Four months ended August 31, 2006 Income earned (Amounts in thousands)	Year ended April 30, 2006 Income earned (Amounts in thousands)
Fidelity Specialized High Income Central Investment Portfolio	$ 1,692	$ 2,924
Fidelity Ultra-Short Central Fund	16,675	35,724
Total	$ 18,367	$ 38,648
Additional information regarding the fund's fiscal year to date purchases and sales, including the ownership percentage, of the following fixed income Central Funds is as follows:
Fund (Amounts in thousands)	Value, at April 30, 2006	Purchases	Sales Proceeds	Value, at August 31, 2006	% ownership, end of period
Fidelity Specialized High Income Central Investment Portfolio	$ 74,043	$ -	$ -	$ 73,886	35.7%
Fidelity Ultra-Short Central Fund	908,965	-	-	909,057	10.9%
Total	$ 983,008	$ -	$ -	$ 982,943
Income Tax Information
At August 31, 2006, the fund had a capital loss carryforward of approximately $56,038,000 of which $1,023,000 and $55,015,000 will expire on August 31, 2013 and 2014, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	August 31, 2006

Assets
Investment in securities, at value (including securities loaned of $377,175 and repurchase agreements of $549,164) - See accompanying schedule: Unaffiliated issuers (cost $7,145,394)	$ 7,085,927
Affiliated Central Funds (cost $982,564)	982,943
Total Investments (cost $8,127,958)		$ 8,068,870
Receivable for investments sold		1,356
Receivable for swap agreements		130
Receivable for fund shares sold		6,647
Interest receivable		60,513
Other receivables		119
Total assets		8,137,635

Liabilities
Payable for investments purchased Regular delivery	$ 17,747
Delayed delivery	149,091
Payable for fund shares redeemed	9,098
Distributions payable	428
Swap agreements, at value	6,278
Accrued management fee	2,004
Other affiliated payables	937
Other payables and accrued expenses	54
Collateral on securities loaned, at value	384,719
Total liabilities		570,356

Net Assets		$ 7,567,279
Net Assets consist of:
Paid in capital		$ 7,668,263
Undistributed net investment income		5,900
Accumulated undistributed net realized gain (loss) on investments		(41,893)
Net unrealized appreciation (depreciation) on investments		(64,991)
Net Assets, for 738,888 shares outstanding		$ 7,567,279
Net Asset Value, offering price and redemption price per share ($7,567,279 ÷ 738,888 shares)		$ 10.24

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Four months ended August 31, 2006	Year ended April 30, 2006

Investment Income
Dividends	$ 236	$ -
Interest	118,297	311,621
Income from affiliated Central Funds	18,367	38,648
Total income	136,900	350,269

Expenses
Management fee	$ 8,040	$ 24,724
Transfer agent fees	2,511	7,864
Accounting and security lending fees	-	102
Fund wide operations fee	739	1,897
Independent trustees' compensation	10	32
Appreciation in deferred trustee compensation account	-	3
Custodian fees and expenses	-	15
Registration fees	-	11
Audit	-	8
Legal	-	2
Miscellaneous	4	18
Total expenses before reductions	11,304	34,676
Expense reductions	(220)	(461)
Total expenses	11,084	34,215
Net investment income	125,816	316,054
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(32,833)	(13,184)
Swap agreements	5,383	(19,240)
Total net realized gain (loss)	(27,450)	(32,424)
Change in net unrealized appreciation (depreciation) on: Investment securities	88,344	(179,738)
Swap agreements	1,292	(3,725)
Delayed delivery commitments	-	(5)
Total change in net unrealized appreciation (depreciation)	89,636	(183,468)
Net gain (loss)	62,186	(215,892)
Net increase (decrease) in net assets resulting from operations	$ 188,002	$ 100,162

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Four months ended August 31, 2006	Year ended April 30, 2006	Year ended April 30, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 125,816	$ 316,054	$ 246,218
Net realized gain (loss)	(27,450)	(32,424)	9,712
Change in net unrealized appreciation (depreciation)	89,636	(183,468)	(23,943)
Net increase (decrease) in net assets resulting from operations	188,002	100,162	231,987
Distributions to shareholders from net investment income	(111,353)	(305,552)	(243,233)
Distributions to shareholders from net realized gain	-	(7,046)	(68,797)
Total distributions	(111,353)	(312,598)	(312,030)
Share transactions Proceeds from sales of shares	410,324	1,965,733	1,674,786
Reinvestment of distributions	109,643	307,173	305,097
Cost of shares redeemed	(687,668)	(1,673,659)	(1,474,428)
Net increase (decrease) in net assets resulting from share transactions	(167,701)	599,247	505,455
Total increase (decrease) in net assets	(91,052)	386,811	425,412

Net Assets
Beginning of period	7,658,331	7,271,520	6,846,108
End of period (including undistributed net investment income of $5,900 and distributions in excess of net investment income of $4,194 and undistributed net investment income of $12,663, respectively)	$ 7,567,279	$ 7,658,331	$ 7,271,520
Other Information Shares
Sold	40,515	190,716	159,740
Issued in reinvestment of distributions	10,810	29,798	29,181
Redeemed	(67,970)	(162,458)	(140,768)
Net increase (decrease)	(16,645)	58,056	48,153

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

	Four months ended August 31,	Years ended April 30,
	2006	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 10.14	$ 10.43	$ 10.54	$ 10.87	$ 10.31	$ 10.13
Income from Investment Operations
Net investment income D	.169	.436	.366	.374	.473	.560
Net realized and unrealized gain (loss)	.081	(.295)	(.009)	(.123)	.562	.172
Total from investment operations	.250	.141	.357	.251	1.035	.732
Distributions from net investment income	(.150)	(.421)	(.362)	(.381)	(.475)	(.552)
Distributions from net realized gain	-	(.010)	(.105)	(.200)	-	-
Total distributions	(.150)	(.431)	(.467)	(.581)	(.475)	(.552)
Net asset value, end of period	$ 10.24	$ 10.14	$ 10.43	$ 10.54	$ 10.87	$ 10.31
Total Return B, C	2.48%	1.36%	3.47%	2.33%	10.25%	7.36%
Ratios to Average Net Assets E, G
Expenses before reductions	.45% A	.46%	.62%	.61%	.64%	.63%
Expenses net of fee waivers, if any	.45% A	.46%	.62%	.61%	.64%	.63%
Expenses net of all reductions	.44% A	.46%	.61%	.61%	.64%	.63%
Net investment income	4.96% A	4.22%	3.50%	3.48%	4.47%	5.44%
Supplemental Data
Net assets, end of period (in millions)	$ 7,567	$ 7,658	$ 7,272	$ 6,846	$ 6,983	$ 5,064
Portfolio turnover rate F	71% A	44%	74%	120%	117%	78%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Amounts do not include the activity of the affiliated central funds.

F Amounts do not include the portfolio activity of the affiliated central funds.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended August 31, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Intermediate Bond Fund (the Fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund may invest in Fidelity Ultra-Short Central Fund (Ultra-Short Central Fund) and, fixed-income Central Investment Portfolios (CIPs), collectively referred to as the Central Funds, which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Central Funds:

On July 20, 2006, the Board of Trustees approved a change in the fiscal year end of the fund from April 30 to August 31. Accordingly, the Fund's financial statements and related notes include information as of the four month period ended August 31, 2006 and the one year period ended April 30, 2006.

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income and distributions from the Central Funds are accrued as earned. Interest income includes coupon interest and amortization

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

of premium and accretion of discount on debt securities. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recorded as interest income, even though principal is not received until maturity.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to swap agreements, prior period premium and discount on debt securities, market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 48,099
Unrealized depreciation	(95,853)
Net unrealized appreciation (depreciation)	(47,754)
Undistributed ordinary income	2,934
Capital loss carryforward	(56,038)

Cost for federal income tax purposes	$ 8,116,624

The tax character of distributions paid was as follows:

	Four months ended August 31, 2006	April 30, 2006	April 30, 2005
Ordinary Income	$ 111,353	$ 309,075	$ 259,919
Long-term Capital Gains	-	3,523	52,111
Total	$ 111,353	$ 312,598	$ 312,030

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Repurchase Agreements - continued

segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Annual Report

2. Operating Policies - continued

Swap Agreements - continued

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty. Periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The Fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Fund's Schedule of Investments under the caption "Swap Agreements."

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $471,439 and $247,874, respectively, for the four month period ended August 31, 2006.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% (.30% prior to June 1, 2005) of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the periods ended August 31, 2006 and April 30, 2006, the management fee was equivalent to an annualized rate of .32% and an annual rate of .33%, respectively, of the Fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives an asset-based fee of .10% of the Fund's average net assets. Prior to June 1, 2005, FSC received account fees in addition to the asset-based fee. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the periods ended August 31, 2006 and April 30, 2006, the transfer agent fees were equivalent to an annualized rate of .10% and an annual rate of .11%, respectively, of average net assets.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. Under a separate contract, FSC administers the security lending program. Effective June 1, 2005, FMR pays for these fees. Prior to June 1, 2005, the accounting fee was based on the level of average net assets for the month and the security lending fee was based on the number and duration of lending transactions.

Fundwide Operations Fee. Pursuant to the Fundwide Operations and Expense Agreement (FWOE), which became effective on June 1, 2005, FMR has agreed to provide for fund level expenses (which do not include transfer agent, the compensation of the independent Trustees, interest (including commitment fees), taxes or extraordinary expenses, if any) in return for a FWOE fee equal to .35% less the total amount of the management fee. The FWOE paid by the Fund is reduced by an amount equal to the fees and expenses paid to the independent trustees. For the periods ended August 31, 2006 and April 30, 2006, the FWOE fee was equivalent to an annualized rate of .03% of the Fund's average net assets.

5. Affiliated Central Funds.

The Fund may invest in Ultra-Short Central Fund, managed by Fidelity Investments Money Management, Inc. (FIMM), which seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment-grade debt securities.

Annual Report

5. Affiliated Central Funds - continued

The Fund may also invest in CIPs managed by FIMM, or Fidelity Management & Research Company Inc. (FMRC), an affiliate of FMR. The Specialized High Income Central Investment Portfolio seeks a high level of current income by normally investing in income-producing debt securities, with an emphasis on lower-quality debt securities.

The Fund's Schedule of Investments lists the Central Funds as an investment of the Fund but does not include the underlying holdings of the Central Funds. Based on their investment objectives, the Central Funds may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. In addition, the Central Funds may also participate in loans and other direct debt instruments. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks, including the risk that a counterparty to one or more of these transactions may be unable or unwilling to comply with the terms of the governing agreement. This may result in a decline in value of the Central Funds and the Fund.

A complete unaudited list of holdings for the Central Funds, as of the Fund's report date, is available upon request or at fidelity.com. The reports are located just after the Fund's financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the Central Funds financial statements, which are not covered by this Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Central Funds do not pay a management fee.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which for the periods ended August 31, 2006 and April 30, 2006, amounted to $4 and $14, respectively, and is reflected in Miscellaneous Expense on the Statement of Operations. During the periods, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Security Lending - continued

loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income. Net income from lending portfolio securities for the periods ended August 31, 2006 and April 30, 2006, amounted to $639 and $305, respectively.

8. Expense Reductions.

Through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period ended August 31, 2006, these credits reduced the management fees and transfer agent expense by $16 and $204, respectively. During the period ended April 30, 2006, these credits reduced custody expense and transfer agent expense by $15 and $446, respectively.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Freedom 2010 was the owner of record of approximately 11% of the total outstanding shares of the fund. The Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 32% of the outstanding shares of the fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Fidelity Intermediate Bond Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Intermediate Bond Fund (the Fund), a fund of Fidelity Commonwealth Trust, including the schedule of investments as of August 31, 2006, and the related statements of operations for the four months ended August 31, 2006 and the year ended April 30, 2006, the statement of changes in net assets for the four months ended August 31, 2006 and each of the two years in the period ended April 30, 2006, and the financial highlights for the four months ended August 31, 2006 and each of the five years in the period ended April 30, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Intermediate Bond Fund as of August 31, 2006, the results of its operations for the four months ended August 31, 2006 and the year ended April 30, 2006, the changes in its net assets for the four months ended August 31, 2006 and each of the two years in the period ended April 30, 2006, and its financial highlights for the four months ended August 31, 2006 and each of the five years in the period ended April 30, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 24, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 346 funds advised by FMR or an affiliate. Mr. McCoy oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1974

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Intermediate Bond (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006.
Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Commonwealth Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Commonwealth Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Boyce I. Greer (50)

Year of Election or Appointment: 2006

Vice President of Intermediate Bond. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

David L. Murphy (58)

Year of Election or Appointment: 2005

Vice President of Intermediate Bond. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fixed-Income Funds (2005-present), and Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

Thomas J. Silvia (45)

Year of Election or Appointment: 2005

Vice President of Intermediate Bond. Mr. Silvia also serves as Vice President of Fidelity's Fixed-Income Funds (2005-present), certain Balanced Funds (2005-present), certain Asset Allocation Funds (2005-present), and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Ford O'Neil (44)

Year of Election or Appointment: 1999

Vice President of Intermediate Bond. Mr. O'Neil also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil worked as a research analyst and portfolio manager.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Intermediate Bond. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Intermediate Bond. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of Intermediate Bond. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Intermediate Bond. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Intermediate Bond. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Intermediate Bond. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Intermediate Bond. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Intermediate Bond. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Intermediate Bond. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Intermediate Bond. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1986 Assistant Treasurer of Intermediate Bond. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Intermediate Bond. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Intermediate Bond. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Intermediate Bond. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Intermediate Bond. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The fund designates $111,352,796 of distributions paid during the fiscal year ended August 31, 2006 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

A total of 20.20% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Intermediate Bond Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. In addition, the Board considered the trading resources that are an integrated part of the fixed-income portfolio management investment process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in June 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Intermediate Bond Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of the fund compared favorably to its benchmark for all the periods shown.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Intermediate Bond Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Furthermore, the Board considered that it had approved an amendment (effective June 1, 2005) to the fund's management contract that lowered the fund's individual fund fee rate from 30 basis points to 20 basis points. The Board considered that the chart reflects the fund's lower management fee for 2005, as if the lower rate were in effect for the entire year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board also considered that it had approved changes (effective June 1, 2005) in the contractual arrangements for the fund that (i) have the effect of setting the total "fund-level" expenses (including, among certain other expenses, the management fee) at 35 basis points, (ii) lower and limit the "class-level" transfer agent fee to 10 basis points, and (iii) limit the fund's total expenses to 45 basis points. These contractual arrangements may not be increased without Board approval.

The Board noted that the fund's total expenses ranked below its competitive median for 2005. The Board considered that the fund's total expenses reflect the contractual arrangements for 2005, as if the contractual arrangements were in effect for the entire year.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board noted that because the contractual arrangements that went into effect June 1, 2005 set the fund's total fund-level expenses at 35 basis points, increases or decreases in the management fee due to changes in the group fee rate will not impact total expenses. The Board realized, however, that the 35 basis point fee rate was below the lowest management fee rate available under the contractual arrangements that existed prior to June 1, 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that the reduction in the fund's individual fund fee rate by 10 basis points delivers significant economies to fund shareholders. The Board concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) funds and accounts managed by Fidelity other than the Fidelity funds, including fee arrangements; (iii) the total expenses of certain funds and classes relative to competitors; (iv) fund performance trends; and (v) Fidelity's fee structures.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research
Company
Boston, MA

Investment Sub-Advisers

Fidelity Investments Japan Limited

Fidelity Investments Money
Management, Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

IBF-UANN-1006
1.784721.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Item 2. Code of Ethics

As of the end of the period, August 31, 2006, Fidelity Commonwealth Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, which applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the four month period ended August 31, 2006 and the fiscal years ended April 30, 2006 and April 30, 2005, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for the Fidelity Intermediate Bond Fund (the fund) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2006A	2006A	2005A
Fidelity Intermediate Bond Fund	$36,000B	$51,000	$76,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$6,100,000C	$5,900,000	$4,700,000
A	Aggregate amounts may reflect rounding.
B	For the four month period ended August 31, 2006.
C	For the twelve month period ended August 31, 2006.

(b) Audit-Related Fees.

For the four month period ended August 31, 2006 and the fiscal years ended April 30, 2006 and April 30, 2005 the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2006A,B	2006A	2005A
Fidelity Intermediate Bond Fund	$0	$0	$0
A	Aggregate amounts may reflect rounding.
B	For the four month period ended August 31, 2006.

For the four month period ended August 31, 2006 and the fiscal years ended April 30, 2006 and April 30, 2005, the aggregate Audit-Related Fees that were billed by Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the fund ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2006A,B	2006A	2005A
Deloitte Entities	$0	$0	$0
A	Aggregate amounts may reflect rounding.
B	For the four month period ended August 31, 2006.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

For the four month period ended August 31, 2006 and the fiscal years ended April 30, 2006 and April 30, 2005, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2006A,B	2006A	2005A
Fidelity Intermediate Bond Fund	$3,700	$3,700	$3,600
A	Aggregate amounts may reflect rounding.
B	For the four month period ended August 31, 2006.

For the four month period ended August 31, 2006 and the fiscal years ended April 30, 2006 and April 30, 2005, the aggregate Tax Fees billed by Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of the fund is shown in the table below.

Billed By	2006A,B	2006A	2005A
Deloitte Entities	$0	$0	$0
A	Aggregate amounts may reflect rounding.
B	For the four month period ended August 31, 2006.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

For the four month period ended August 31, 2006 and the fiscal years ended April 30, 2006 and April 30, 2005, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the fund is shown in the table below.

Fund	2006A,B	2006A	2005A
Fidelity Intermediate Bond Fund	$0	$0	$0
A	Aggregate amounts may reflect rounding.
B	For the four month period ended August 31, 2006.

For the four month period ended August 31, 2006 and the fiscal years ended April 30, 2006 and April 30, 2005, the aggregate Other Fees billed by Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund is shown in the table below.

Billed By	2006A,B	2006A	2005A
Deloitte Entities	$93,000	$160,000	$400,000
A	Aggregate amounts may reflect rounding.
B	For the four month period ended August 31, 2006.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the periods ended August 31, 2006, April 30, 2006 and April 30, 2005 on behalf of the fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the periods ended August 31, 2006, April 30, 2006 and April 30, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the periods ended August 31, 2006, April 30, 2006 and April 30, 2005 on behalf of the fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the periods ended August 31, 2006, April 30, 2006 and April 30, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the periods ended August 31, 2006, April 30, 2006 and April 30, 2005 on behalf of the fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the periods ended August 31, 2006, April 30, 2006 and April 30, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

(f) Not Applicable.

(g) For the four month period ended August 31, 2006 and the fiscal years ended April 30, 2006 and April 30, 2005, the aggregate fees billed by Deloitte Entities of $310,000A,B, $515,000A and $700,000A for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2006A,B	2006A	2005A
Covered Services	$100,000	$165,000	$400,000
Non-Covered Services	$210,000	$350,000	$300,000
A	Aggregate amounts may reflect rounding.
B	For the four month period ended August 31, 2006.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the fund, taking into account representations from Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding its independence from the fund and its related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Commonwealth Trust

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	October 25, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	October 25, 2006
By:	/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

Date:	October 25, 2006